EXECUTION VERSION EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT THIS EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 21, 2018, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”). RECITALS 1. The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2015 (as amended through the date hereof, the “Agreement”). 2. The parties hereto desire to amend the Agreement as hereinafter set forth. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined. 2. Amendments to the Agreement. The agreement is hereby amended as follows: (a) The last sentence of Clause (i) of Section 1 of Exhibit IV to the Agreement is restated in its entirety with the following: The Seller will not (and will not permit the Servicer to) deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections; provided that the Seller may permit (i) collections relating to Excluded Receivables and (ii) such other collections not relating to Receivables as the Administrator may approve in writing, in each case, to be so deposited or credited to any Lock-Box Account so long as (x) the amount of such collections does not exceed $15,000,000 for any calendar month and (y) the Administrator has not requested in writing that the Servicer direct obligors relating to such Excluded Receivables to cease making payments to Lock-Box Accounts. (a) The last sentence of Clause (h) of Section 2 of Exhibit IV to the Agreement is restated in its entirety with the following: The Servicer will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or 730786083 99551574 cash proceeds other than Collections; provided that the Servicer may permit (i) collections relating to Excluded Receivables and (ii) such other collections not relating to Receivables as the Administrator may approve in writing, in each case, to be so deposited or credited to any Lock-Box Account so long as (x) the amount of such collections does not exceed $15,000,000 for any calendar month and (y) the Administrator has not requested in writing that the Servicer direct obligors relating to such Excluded Receivables to cease making payments to Lock-Box Accounts. 3. Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows: (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement, as amended hereby, are true and correct as of the date hereof. (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist. 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. 5. Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following, in each case form and substance satisfactory to the Administrator in its sole discretion: (A) counterparts of this Amendment executed by each of the other parties hereto and (B) such other agreements, documents, instruments and opinions as the Administrator may request. 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. 7. Governing Law; Jurisdiction. 7.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). 2 730786083 99551574

7.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 3 730786083 99551574

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser By: __________________________________ Name: __________________________________gáää=^K=oìëëç Title: __________________________________sáÅÉ=mêÉëáÇÉåí THE BANK OF NOVA SCOTIA, as a Committed Purchaser By: __________________________________ Name: __________________________________ Title: __________________________________ THE BANK OF NOVA SCOTIA, as Purchaser Agent for The Bank of Nova Scotia and Liberty Street Funding LLC By: __________________________________ Name: __________________________________ Title: __________________________________ S-6 Eighth Amendment to Fourth A&R RPA 730786083 99551574